Exhibit 99.1

CONSENT OF DIRECTOR NOMINEE

I hereby consent to being named in the Registration Statement on Form S-4 (File No. 333-130226) and in the accompanying Proxy Statement/Prospectus forming a part thereof filed by Lincoln National Corporation and any amendments thereto, as a person who will become a director of Lincoln National Corporation.

Dated: February 13, 2006

/s/ William H. Cunningham
(Signature)

William H. Cunningham
(Name)

CONSENT OF DIRECTOR NOMINEE

I hereby consent to being named in the Registration Statement on Form S-4 (File No. 333-130226) and in the accompanying Proxy Statement/Prospectus forming a part thereof filed by Lincoln National Corporation and any amendments thereto, as a person who will become a director of Lincoln National Corporation.

Dated: February 13, 2006

/s/ George W. Henderson, III
(Signature)

George W. Henderson
(Name)

CONSENT OF DIRECTOR NOMINEE

I hereby consent to being named in the Registration Statement on Form S-4 (File No. 333-130226) and in the accompanying Proxy Statement/Prospectus forming a part thereof filed by Lincoln National Corporation and any amendments thereto, as a person who will become a director of Lincoln National Corporation.

Dated: February 13, 2006

/s/ William P. Payne
(Signature)

William P. Payne
(Name)

CONSENT OF DIRECTOR NOMINEE

I hereby consent to being named in the Registration Statement on Form S-4 (File No. 333-130226) and in the accompanying Proxy Statement/Prospectus forming a part thereof filed by Lincoln National Corporation and any amendments thereto, as a person who will become a director of Lincoln National Corporation.

Dated: February 13, 2006

/s/ Patrick S. Pittard
(Signature)

Patrick S. Pittard
(Name)

CONSENT OF DIRECTOR NOMINEE

I hereby consent to being named in the Registration Statement on Form S-4 (File No. 333-130226) and in the accompanying Proxy Statement/Prospectus forming a part thereof filed by Lincoln National Corporation and any amendments thereto, as a person who will become a director of Lincoln National Corporation.

Dated: February 13, 2006

/s/ Isaiah Tidwell
(Signature)

Isaiah Tidwell
(Name)